UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2016

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143-1254 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
As previously reported, on June 28, 2016, First Midwest Bancorp, Inc., a Delaware corporation (“First Midwest”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Standard Bancshares, Inc., an Illinois corporation (“Standard”) and Benjamin Acquisition Corporation, an Illinois corporation and a direct, wholly owned subsidiary of First Midwest (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Standard (the “Merger”), with Standard as the surviving corporation in the Merger. Immediately thereafter, Standard will merge with and into First Midwest (the “Parent Merger” and, together with the Merger, the “Mergers”). Following the Parent Merger, at a time to be determined by First Midwest, Standard Bank & Trust Company, an Illinois state chartered bank and wholly owned subsidiary of Standard, will merge with and into First Midwest Bank, an Illinois state chartered bank and a wholly owned subsidiary of First Midwest, with First Midwest Bank as the surviving bank (the “Bank Merger”). The Merger Agreement was unanimously approved by the Board of Directors of each of First Midwest, Standard and Merger Sub.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of Standard voting common stock and non-voting common stock will have the right to receive 0.435 of a share of First Midwest common stock, par value $0.01 per share (the “Per Common Share Consideration”), for each share of Standard common stock, subject to adjustment if certain environmental conditions and/or title defects exist with respect to Standard’s real property and the total after-tax cost to remediate and/or cure such conditions or defects is greater than $2,000,000.
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each outstanding Standard stock settled right will be redeemed at a redemption price per stock settled right calculated as the amount by which the following clause (1) exceeds clause (2), where: (1) is the sum of (x) the product of the Per Common Share Consideration and $17.99 and (y) all cash dividends paid on a share of Standard common stock from February 22, 2013 until the Effective Time; and (2) is $4.65, accreting on a daily basis at a rate of 12% from February 22, 2013 until three days after the date on which (A) First Midwest has received all required regulatory approvals, (B) Standard has received all required approvals from its shareholders and (C) Standard has otherwise satisfied or is capable of satisfying its conditions to closing. In addition, at the Effective Time, subject to the terms and conditions of the Merger Agreement, each outstanding stock option to purchase shares of Standard common stock that is outstanding and unexercised as of immediately prior to the Effective Time (“Standard Stock Option”) will be cancelled and terminated and each Standard Stock Option will represent the right to receive from First Midwest an amount in cash equal to the excess, if any, of (1) the product of (A) the Per Common Share Consideration and (B) the per share volume weighted average price of the First Midwest common stock on NASDAQ from 9:30 a.m. to 4:00 p.m., Eastern Time, on the fifteen (15) trading days immediately preceding the closing date of the Merger over (2) the exercise price of such Standard Stock Option. As of the date of the Merger Agreement, Standard had 48,416,265 shares of outstanding voting common stock and non-voting common stock, 5,327,782 outstanding Standard Stock Options and 7,293,407 outstanding stock settled rights.
The Merger Agreement contains customary representations and warranties from both First Midwest and Standard, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of First Midwest’s and Standard’s respective businesses during the interim period between the execution of the Merger Agreement and the Effective Time, (2) the obligation of Standard to call a meeting of its shareholders to adopt the Merger Agreement and certain other shareholder matters and to recommend that its shareholders adopt the Merger Agreement and such matters, (3) the obligation of First Midwest to call a meeting of its stockholders to approve the issuance of First Midwest common stock as consideration in the Merger and to recommend that its stockholders approve such issuance and (4) Standard’s non-solicitation obligations relating to alternative acquisition proposals. The completion of the Merger is subject to customary conditions, including, among others, (1) the adoption of the Merger Agreement and certain other shareholder matters by Standard’s shareholders and the approval by First Midwest’s stockholders of the issuance of First Midwest common stock in connection therewith, (2) authorization for listing on the NASDAQ of the shares of First Midwest common stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the First Midwest common stock to be issued in the Merger, (4) the absence of any order, injunction or other legal restraint preventing the completion of the Merger, the Bank Merger or any other transaction contemplated in the Merger Agreement, (5) the receipt of required regulatory approvals, including the approval of the Federal Reserve and the Illinois Department of Financial and Professional Regulation and (6) that Standard’s tangible common equity and consolidated loans at closing exceed minimum thresholds set forth in the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Mergers, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
The Merger Agreement provides certain termination rights for both First Midwest and Standard and further provides that a termination fee of $15 million will be payable to First Midwest by Standard in connection with the termination of the Merger Agreement under certain circumstances.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.
Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding First Midwest or Standard, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding First Midwest, Standard, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of First Midwest and Standard and a Prospectus of First Midwest, as well as in the Forms 10-K, Forms 10-Q and other filings that First Midwest makes with the Securities and Exchange Commission (“SEC”).
Each Standard director and certain shareholders of Standard have executed voting agreements pursuant to which they have agreed to vote their Standard shares in favor of the Merger Agreement and the other shareholder matters to be approved at the Standard shareholder meeting. Shares subject to such voting agreements represent approximately 52.0% of the outstanding Standard voting common stock and 97.2% of the outstanding Standard non-voting common stock. The voting agreements entered into by certain principal shareholders of Standard (the “Principal Shareholders”), that hold approximately 51.4% of the outstanding Standard voting common stock and 97.2% of the outstanding Standard non-voting common stock, prohibit the transfer by the Principal Shareholders of shares of First Midwest common stock that they receive as consideration in the Merger for a period of 60 days following the closing of the Merger. The Principal Shareholders are also limited in their manner of transfer of the First Midwest common stock they hold to block trades and to brokerage transactions on any given day in an amount less than or equal to 20% of the average daily trading volume of the First Midwest common stock for the 20-trading day period immediately preceding the date of the transfer. Finally, the voting agreements entered into by certain of the Principal Shareholders include standstill obligations that are effective until the time that they hold less than 20% of the First Midwest common stock that they acquired in the Merger.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

2.1*	Agreement and Plan of Merger, dated as of June 28, 2016, by and among First Midwest Bancorp, Inc., Standard Bancshares, Inc. and Benjamin Acquisition Corporation.

*
Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and First Midwest agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

Forward-Looking Statements
This Current Report on Form 8-K may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance or outcomes, but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. We caution you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this report, and First Midwest undertakes no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.
Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Standard might not be realized within the expected timeframes or might be less than projected, the requisite shareholder and regulatory approvals for the proposed transaction between First Midwest and Standard might not be obtained, or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest’s and Standard’s respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Standard operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as First Midwest’s subsequent filings made with the

Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of such filings describe additional factors that could impact First Midwest’s business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Standard.
Additional Information
The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Standard, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of First Midwest and Standard, which also will constitute a prospectus of First Midwest, that First Midwest and Standard will send to their respective shareholders. Investors and shareholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Standard and the proposed transaction. When filed, this document and other documents relating to the merger filed by First Midwest can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest’s website at www.firstmidwest.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, One Pierce Place, Suite 1500, Itasca, Illinois 60143 or by calling (630) 875-7463, or from Standard Bancshares, Inc. upon written request to Standard Bancshares, Inc., Attn: Lawrence P. Kelley, President and Chief Executive Officer, 7800 West 95th Street, Hickory Hills, Illinois 60457 or by calling (708) 499-2000.
Participants in this Transaction
First Midwest, Standard and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of First Midwest and Standard in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and officers may be found in the definitive proxy statement of First Midwest relating to its 2016 Annual Meeting of Stockholders filed with the SEC on April 14, 2016 and First Midwest’s annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 23, 2016. The definitive proxy statement and annual report can be obtained free of charge from the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date:	June 30, 2016	/s/ NICHOLAS J. CHULOS
By: Nicholas J. Chulos Executive Vice President, Corporate Secretary, and General Counsel